INCORPORATED UNDER THE LAWS OF NORTH CAROLINA

(N.C. seal)

                              BOC FINANCIAL CORP.

THIS CERTIFIES THAT           SPECIMEN            is the owner of
                    ---------------------------
($1.00 par value)        Shares of the Capital Stock of
-------------------
                              BOC FINANCIAL CORP.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____________ day of ______________________ A.D. 19_______

(SEAL)

________________________________           _____________________________________
Henry H. Land, Secretary                   Stephen R. Talbert, President

                                  SHARES $ EACH

                                  CERTIFICATE


                                     SHARES

                                     of the
                                 Capital Stock





                                   ISSUED TO

                                      DATE

     For Value Received, _______ hereby sell, assign and transfer unto
________________________________________________________________________________
___________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
     Dated___________________ 19______
            In presence of
                                                  ______________________________
_______________________________________________


                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.